BRITISH COLUMBIA

BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Alteration

FORM 11
BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	**December 14, 2020 11:38 AM Pacific Time**
NOTE:	**Filed but not Effective - The Notice of Alteration may be withdrawn at any time prior to the specified date and time of alteration.**

NOTICE OF ALTERATION

Incorporation Number:
BC1042036

Name of Company:
BRATTLE STREET INVESTMENT CORP.

Name Reservation Number:
NR5395315

Name Reserved:
SALONA GLOBAL MEDICAL DEVICE CORPORATION

ALTERATION EFFECTIVE DATE:

Specified Date and Time of Alteration: December 15, 2020 12:01 AM Pacific Time

CHANGE OF NAME OF COMPANY

From:
BRATTLE STREET INVESTMENT CORP.

To:
SALONA GLOBAL MEDICAL DEVICE CORPORATION

BRITISH COLUMBIA | BC Registry Services

BC Company
ALTERATION NOTICE
BUSINESS CORPORATIONS ACT, section 257(4)

Telephone: 1 877 526-1526 www.bcreg.ca
Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3
Courier Address: 200 – 940 Blanshard Street Victoria BC V8W 3E6

DO NOT MAIL THIS FORM to BC Registry Services unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FOIPPA): Personal information provided on this form is collected, used and disclosed under the authority of the *FOIPPA* and the *Business Corporations Act* for the purposes of assessment. Questions regarding the collection, use and disclosure of personal information can be directed to the Manager of Registries Operations at 1 877 526-1526, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A INCORPORATION NUMBER OF COMPANY

BC1042036

B NAME OF COMPANY

Brattle Street Investment Corp.

C ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered:
("altered" means create, add to, vary or delete)

- [x] Company name
- [ ] A translation of company name
- [ ] Pre-existing Company Provisions
- [ ] Date of a Resolution or Court Order (applies to special rights or restrictions only)
- [ ] Authorized Share Structure

D ALTERATION EFFECTIVE DATE – *Choose one of the following:*

- [x] The alteration is to take effect at the time that this notice is filed with the registrar.
- [ ] The alteration is to take effect at 12:01a.m. Pacific Time on ______ (YYYY / MM / DD) being a date that is not more than ten days after the date of the filing of this notice.
- [ ] The alteration is to take effect at ______ [ ] a.m. or [ ] p.m. Pacific Time on ______ (YYYY / MM / DD) being a date and time that is not more than ten days after the date of the filing of this notice.

E CHANGE OF COMPANY NAME

The company is to change its name from Brattle Street Investment Corp.

to *(choose one of the following)*:

- [x] Salona Global Medical Device Corp. . This name has been reserved for the company under name reservation number 5395316 , or
- [ ] a name created by adding "B.C. Ltd." after the incorporation number of the company.

F TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)
Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number.		Kind of shares of this class or series of shares.			Are there special rights or restrictions attached to the shares of this class or series of shares?	
	THERE IS NO MAXIMUM (✔)	MAXIMUM NUMBER OF SHARES AUTHORIZED	WITHOUT PAR VALUE (✔)	WITH A PAR VALUE OF ($)	Type of currency	YES (✔)	NO (✔)

I CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED (YYYY / MM / DD)
Kyle Appleby	X DocuSigned by: Kyle Appleby 31AC68B77F1345A...	2020/12/10

BC Registry Services
British Columbia

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Cover Sheet

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Confirmation of Service

Form Filed:	Notice of Alteration
Date and Time of Filing:	December 14, 2020 11:38 AM Pacific Time
Alteration Effective Date:	Specified Date and Time of Alteration: December 15, 2020 12:01 AM Pacific Time
Name of Company:	SALONA GLOBAL MEDICAL DEVICE CORPORATION
Incorporation Number:	**BC1042036**

This package contains:

- Certified Copy of the Notice of Articles
- Certificate of Name Change

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 15, 2020 12:01 AM Pacific Time

Incorporation Number: **BC1042036**

Recognition Date and Time: *July 7, 2015 02:09 PM Pacific Time as a result of an Amalgamation*

NOTICE OF ARTICLES

Name of Company:

SALONA GLOBAL MEDICAL DEVICE CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

Delivery Address:
2800 PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2Z7
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Cross, Leslie

Mailing Address:	**Delivery Address:**
3330 CAMINITO DANIELLA DEL MAR CA 92014 UNITED STATES	3330 CAMINITO DANIELLA DEL MAR CA 92014 UNITED STATES

Last Name, First Name, Middle Name:
Wilks, Kyle

Mailing Address:	**Delivery Address:**
6021 KENWICK CIRCLE HUNTINGTON BEACH CA 92468 UNITED STATES	6021 KENWICK CIRCLE HUNTINGTON BEACH CA 92468 UNITED STATES

Last Name, First Name, Middle Name:
Kiernan, Jane

Mailing Address:	**Delivery Address:**
525 W. ROSCOE UNIT 3W CHICAGO IL 60657 UNITED STATES	525 W. ROSCOE UNIT 3W CHICAGO IL 60657 UNITED STATES

Last Name, First Name, Middle Name:
Kashkin, Ken

Mailing Address:	**Delivery Address:**
8 HEMLOCK TERRACE SPARTAN NJ 07871 UNITED STATES	8 HEMLOCK TERRACE SPARTAN NJ 07871 UNITED STATES

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	COMMON Shares	Without Par Value Without Special Rights or Restrictions attached

Number: BC1042036

CERTIFICATE
OF
CHANGE OF NAME

BUSINESS CORPORATIONS ACT

I Hereby Certify that BRATTLE STREET INVESTMENT CORP. changed its name to SALONA GLOBAL MEDICAL DEVICE CORPORATION on December 15, 2020 at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia
On December 15, 2020

CAROL PREST
Registrar of Companies
Province of British Columbia
Canada

ELECTRONIC CERTIFICATE